INVESCO GLOBAL HEALTH CARE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 2,759
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                $    43
           Investor Class                         $ 2,284

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.1436
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                $0.2133
           Investor Class                         $0.1436

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 17,568
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    740
           Class C                                  1,323
           Class Y                                    209
           Investor Class                          14,996

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 32.09
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 26.72
           Class C                                $ 26.75
           Class Y                                $ 32.34
           Investor Class                         $ 32.10

INVESCO DEVELOPING MARKETS FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $10,422
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                            $ 4,137
           Class R5                           $ 5,752

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2310
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                            $0.3109
           Class R5                           $0.3637

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             41,936
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              1,881
           Class C                              5,982
           Class Y                             22,209
           Class R5                            15,666
           Class R6                             3,742

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 32.70
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 31.66
           Class C                            $ 31.62
           Class Y                            $ 32.83
           Class R5                           $ 32.80
           Class R6                           $ 32.81

INVESCO ENDEAVOR FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         16

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                             5,636
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               361
          Class C                                             1,544
          Class R                                             1,307
          Class Y                                             1,226
          Class R5                                              894
          Class R6                                            3,994

74V.  1   Net asset value per share (to nearest cent)
          Class A                                            $18.19
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                            $17.16
          Class C                                            $17.17
          Class R                                            $17.91
          Class Y                                            $18.38
          Class R5                                           $18.65
          Class R6                                           $18.65

INVESCO SELECT COMPANIES FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            35,294
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               686
          Class C                                             8,296
          Class R                                             3,519
          Class Y                                            11,370
          Class R5                                            3,362

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 20.57
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 19.32
          Class C                                           $ 19.30
          Class R                                           $ 20.19
          Class Y                                           $ 20.69
          Class R5                                          $ 21.16

INVESCO CHINA FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $   587
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                            $    56
           Class R5                           $     9

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.1024
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                            $0.1618
           Class R5                           $0.2072

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              4,620
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                558
           Class C                              1,424
           Class Y                                245
           Class R5                                42

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 17.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 17.39
           Class C                            $ 17.36
           Class Y                            $ 17.95
           Class R5                           $ 17.97

INVESCO INTERNATIONAL TOTAL RETURN                             SUB-ITEM 77Q3
FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 1,999
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   210
           Class C                            $   390
           Class Y                            $    81
           Class R5                           $   224

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3877
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.3025
           Class C                            $0.3025
           Class Y                            $0.4157
           Class R5                           $0.4159

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              3,585
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                390
           Class C                                706
           Class Y                                 97
           Class R5                                20
           Class R6                               483

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 11.37
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 11.36
           Class C                            $ 11.35
           Class Y                            $ 11.37
           Class R5                           $ 11.37
           Class R6                           $ 11.37

INVESCO BALANCED-RISK ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 33,813
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    486
           Class C                            $ 12,557
           Class R                            $     87
           Class Y                            $ 20,770
           Class R5                           $ 13,201

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.3353
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.3050
           Class C                            $ 0.3050
           Class R                            $ 0.3252
           Class Y                            $ 0.3459
           Class R5                           $ 0.3459

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             279,614
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               2,561
           Class C                             150,778
           Class R                               1,222
           Class Y                             300,845
           Class R5                             12,674
           Class R6                             42,760

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  12.88
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  12.59
           Class C                            $  12.59
           Class R                            $  12.77
           Class Y                            $  12.97
           Class R5                           $  12.97
           Class R6                           $  12.97

INVESCO PACIFIC GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 1,428
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    43
           Class C                            $    57
           Class R                            $     2
           Class Y                            $   156
           Class R5                           $     -

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3473
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1884
           Class C                            $0.2011
           Class R                            $0.3239
           Class Y                            $0.4090
           Class R5                           $0.4361

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              3,707
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 97
           Class C                                244
           Class R                                 12
           Class Y                                257
           Class R5                                 1
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 20.05
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 18.92
           Class C                            $ 18.95
           Class R                            $ 19.93
           Class Y                            $ 20.37
           Class R5                           $ 20.39

INVESCO COMMODITIES STRATEGY FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A,

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         35

72DD.  1   Total income dividends for which record date passed during the period. (000's
           Omitted)
           Class A                         $ 3,744
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                         $   316
           Class C                         $   326
           Class R                         $    10
           Class Y                         $   289
           Class R5                        $     3

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                         $1.0614
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                         $0.8475
           Class C                         $0.8836
           Class R                         $0.9911
           Class Y                         $1.1124
           Class R5                        $1.1665

INVESCO EMERGING MARKET LOCAL                                  SUB-ITEM 77Q3
CURRENCY DEBT FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.  1   Total income dividends for which record date passed during the period.
           (000's Omitted)
           Class A                    $ 1,135
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                    $    71
           Class C                    $   267
           Class R                    $    41
           Class Y                    $   124
           Class R5                   $ 2,699
           Class R6                   $    75

73A.       Payments per share outstanding during the entire current period: (form
           nnn.nnnn)
       1   Dividends from net investment income
           Class A                    $0.8887
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                    $0.8148
           Class C                    $0.8154
           Class R                    $0.8642
           Class Y                    $0.9131
           Class R5                   $0.9124
           Class R6                   $     -
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                      1,473
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                         87
           Class C                        399
           Class R                         96
           Class Y                        189
           Class R5                        46
           Class R6                     3,078

74V.   1   Net asset value per share (to nearest cent)
           Class A                    $  9.88
       2   Net asset value per share of a second class of open-end company shares
           (to nearest cent)
           Class B                    $  9.87
           Class C                    $  9.88
           Class R                    $  9.87
           Class Y                    $  9.88
           Class R5                   $  9.87
           Class R6                   $  9.87

INVESCO BALANCED-RISK COMMODITY                                SUB-ITEM 77Q3
STRATEGY FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                             9,284
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               356
          Class C                                               812
          Class R                                                36
          Class Y                                            22,243
          Class R5                                           22,096
          Class R6                                            9,380

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 10.73
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 10.59
          Class C                                           $ 10.58
          Class R                                           $ 10.71
          Class Y                                           $ 10.81
          Class R5                                          $ 10.80
          Class R6                                          $ 10.80

INVESCO EMERGING MARKETS EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         42

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $    33
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $     2
           Class R5                           $    76

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.0638
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.0429
           Class R                            $0.0565
           Class Y                            $0.0801
           Class R5                           $0.0801

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              1,339
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                152
           Class R                                 10
           Class Y                                 37
           Class R5                                16
           Class R6                               983

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  7.61
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $  7.55
           Class R                            $  7.58
           Class Y                            $  7.61
           Class R5                           $  7.61
           Class R6                           $  7.62

INVESCO PREMIUM INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2012
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $   262
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $   135
           Class R                            $     1
           Class Y                            $    78
           Class R5                           $ 5,293
           Class R6                           $   650

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.4433
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.3838
           Class R                            $0.4237
           Class Y                            $0.4635
           Class R5                           $0.4635
           Class R6                           $0.0510

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              2,251
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                967
           Class R                                  5
           Class Y                                413
           Class R5                                71
           Class R6                            12,807

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 10.83
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $ 10.82
           Class R                            $ 10.83
           Class Y                            $ 10.84
           Class R5                           $ 10.84
           Class R6                           $ 10.84